--------------------------------------------------------------------------------

                          $1,000,000,000 (APPROXIMATE)



  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS4


                           RASC SERIES 2004-KS4 TRUST
                                     ISSUER

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                  APRIL 6, 2004


--------------------------------------------------------------------------------


                               GMAC RFC SECURITIES

   ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL
                        FUNDING SECURITIES CORPORATION.



This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                        GMAC RFC
RASC SERIES 2004-KS4 TRUST
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS4
--------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.


 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.


 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.


 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.


 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

OFFERED CERTIFICATES

$1,000,000,000 (APPROXIMATE)
SUBJECT TO REVISION

                                                                EXPECTED
                                                 EXPECTED      PRINCIPAL
                                                    WAL          WINDOW      FINAL SCHEDULED    EXPECTED
               APPROXIMATE  INTEREST PRINCIPAL   (YRS)(B)      (MOS))(B)       DISTRIBUTION      RATINGS
    CLASS        SIZE(A)      TYPE      TYPE     CALL/MAT       CALL/MAT           DATE       (MOODY'S/S&P)
------------------------------------------------------------------------------------------------------------
                                        SEQ      0.95 /      1-22 / 1 - 22   August 2022(i)     Aaa/AAA
 A-I-1(d)(e)   $90,700,000   Floating              0.95
                             Fixed      SEQ      2.00 /      22 - 27 / 22       November        Aaa/AAA
 A-I-2(d)(e)   $18,400,000                         2.00          - 27            2024(i)
                             Fixed      SEQ     3.00 /       27 - 48 / 27    August 2029(i)     Aaa/AAA
 A-I-3(d)(e)   $52,500,000                        3.00           - 48
                             Fixed      SEQ      5.00 /      48 - 77 / 48       November        Aaa/AAA
 A-I-4(d)(e)   $33,700,000                         5.00          - 77            2031(i)
                             Fixed      SEQ      8.11 /       77 - 102 /       May 2034(h)      Aaa/AAA
 A-I-5(c)(d)(e)$29,729,000                        10.30        77 - 220
                             Fixed      NAS      6.43 /       37 - 102 /       May 2034(h)      Aaa/AAA
A-I-6(d)(e)(g) $25,000,000                         6.56        37 - 218
                                                 2.43 /       1-68 / 1 -       May 2034(h)      Aaa/AAA
A-II-A(c)(d)(f)$375,000,000  Floating Pass-Thru    2.60           148
                                        SEQ      1.00 /      1 - 22 / 1 -        October        Aaa/AAA
 A-II-B1(c)(d) $157,500,000  Floating              1.00           22             2024(i)
                                        SEQ      3.00 /      22 - 66 / 22        January        Aaa/AAA
 A-II-B2(c)(d) $179,700,000  Floating              3.00          - 66            2033(i)
                                        SEQ      5.65 /      66 - 68 / 66      May 2034(h)      Aaa/AAA
 A-II-B3(c)(d) $37,800,000   Floating              7.39          - 148
------------------------------------------------------------------------------------------------------------
 Total(a)    $1,000,000,000
------------------------------------------------------------------------------------------------------------

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(b) The Offered Certificates will be priced to the first possible related Optional Termination Date and the applicable Pricing Speed for the related loan group.
(c) The fixed rated used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after the first possible related Optional Termination Date.
(d) The Offered Certificates may be subject to the Group I Net WAC Cap Rate, the Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.
(e) Pricing Speed (Group I) of 23% HEP (2.3% CPR building to 23% CPR by month 10, thereafter remaining constant at 23% CPR)
(f) Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% CPR each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(g)  Principal Lockout Bond
(h) The Final Scheduled Distribution Date for this class of certificates is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.
(i) For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II-B1, and Class A-II-B2 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any
     Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in any loan group.
(j)  Not offered hereby but will be offered via the prospectus supplement.

TRANSACTION OVERVIEW


OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates; Class A-II-B1 Certificates, Class A-II-B2 Certificates and Class A-II-B3 Certificates (the "Class A-II-B Certificates"). The Class A-II-A Certificates and the Class A-II-B Certificates are referred to herein as the "Class A-II Certificates". The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

DEPOSITOR:  Residential Asset Securities  Corporation  ("RASC"), an affiliate of
     Residential Funding Corporation

CERTIFICATE  INSURER:  Ambac  Assurance  Corporation  ("Ambac"),  rated  Aaa  by
     Moody's, AAA by S&P, and AAA by Fitch

SELLER AND MASTER  SERVICER:  Residential  Funding  Corporation  (the  "Seller",
     "Master Servicer" or "RFC")

SUB-SERVICER:  The primary  servicing will be provided by HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 78.12% of the Mortgage Loans in Loan Group I and 85.60% of the Mortgage Loans in Loan Group II. JPMorgan Chase Bank TRUSTEE:

JOINTLEAD  UNDERWRITERS:  Credit  Suisse  First  Boston  LLC and Banc of America
     Securities LLC

CO-MANAGERS:  Residential Funding Securities Corporation and Bear, Stearns & Co.
     Inc.

STATISTICAL CUT-OFF DATE: March 1, 2004

CUT-OFF DATE: April 1, 2004

CLOSING DATE: On or about April 29, 2004

DISTRIBUTION DATES: The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in May 2004

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISACONSIDERATIONS: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such plan's acquisition and ownership of such Offered Certificates.

LEGALINVESTMENTS:  None of the Offered Certificates are expected to be "mortgage
     related   securities"  for  purposes  of  the  Secondary   Mortgage  Market
     Enhancement Act of 1984.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.

MINIMUM DENOMINATIONS:  $25,000 and integral  multiples of $1 in excess thereof.
     ,, Group I: 23% HEP (2.3% CPR in month one building to 23%CPR by PREPAYMENT
     ASSUMPTIONS:  month 10, thereafter remaining constant at 23% CPR). ,, Group
     II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% CPR each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR)

OPTIONAL TERMINATION:  If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy, unless the Certificate Insurer consents.

COLLATERAL DESCRIPTION: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of 95.16% of the mortgage pool and secured by second liens in the case of 4.84% of the mortgage pool, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two sub-groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

 CREDIT ENHANCEMENT:  A. AMBAC WRAP

     B. OVERCOLLATERALIZATION ("OC")

     [OBJECT OMITTED]

     C. EXCESS CASHFLOW

          Excess    Cashflow   is   expected   to   be    available   to   build
          overcollateralization beginning with the November 2004 (Group I) and August 2004 (Group II) Distribution Dates

          For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of
          (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount on the related classes of Offered Certificates and (b) any related overcollateralization reduction amounts.

          Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.


     D. LIMITED CROSS-COLLATERALIZATION

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy, ("MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for Loan Group I. As of the Cut-off Date, approximately [58.28]% of Loan Group I will be covered by an MI Policy issued by MGIC. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

INTEREST ACCRUAL PERIOD: Class A-I-1 and Class A-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

     Class A-I-2 through Class A-I-6 Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

PASS-THROUGH  RATES:  Class  A-I-1 and Class  A-II  Certificates:  The lesser of
     One-Month LIBOR plus the related margin per annum and the related Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable on an actual/360-day basis.

     Class A-I-2 through Class A-I-6 Certificates: The lesser of the fixed rate coupon and the related Group I Net WAC Cap Rate on a 30/360-day basis.

     The fixed rate used to calculate the pass-through rate on the A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after the first possible related Optional Termination Date. In accordance with the terms of the Policy, Ambac will unconditionally and AMBAC INSURANCE POLICY: irrevocably guarantee: ,, Interest on each class of the Class A Certificates at the related Pass-Through Rate except as provided below. ,, The principal amount of any losses allocated to the Class A Certificates not covered by Excess Cashflow or overcollateralization. ,, The payment of principal on the Class A Certificates by no later than the May 2034 Distribution Date. Ambac will not guarantee the payment of Group I Net WAC Cap Rate Shortfalls, Group II Basis Risk Shortfalls, Relief Act Shortfalls, or Prepayment Interest Shortfalls.

EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the sum of (i) the Expense Fee Rate and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the related aggregate certificate principal balance of the Class A Certificates over the related aggregate Stated Principal Balance of the Mortgage Loans.

COMPENSATING INTEREST: Prepayment Interest Shortfalls may be covered from:

     ,, Master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans and (ii) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

     ,, Excess Cashflow, subject to the priority of distribution for Excess Cashflow.

PRINCIPAL REMITTANCE AMOUNT: With respect to any Distribution Date and each Loan
     Group, the sum of the following amounts:

     ,, The principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period;

     ,, The principal portion of all proceeds of the repurchase of the related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and

     ,, The principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month, but excluding subsequent recoveries.

PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date and each
     Loan Group the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses, other than excess losses as described in the pooling and servicing agreement, on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows:

     (i) Between May 2004 and April 2007: 0%;
     (ii) Between May 2007 and April 2009: 45%;
     (iii) Between May 2009 and April 2010: 80%;
     (iv) Between May 2010 and April 2011: 100%;
     (v) May 2011 and thereafter: 300%.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of:

     ,, Class A-I-6 Lockout Distribution Percentage for that Distribution Date and

     ,,   The  product  of  (a) a  fraction,  the  numerator  of  which  is  the certificate principal balance of the Class A-I-6 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount for Loan Group I for such Distribution Date.

GROUPA-II-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Loans.

GROUPA-II-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Loans.

CLASSA-II  INTEREST   DISTRIBUTION  AMOUNT:  With  respect  to  the  Class  A-II
     Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the following amounts and priority:

     ,, First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-B Interest Remittance Amount;

     ,, Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

     ,, Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

     ,, Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

INTEREST  DISTRIBUTIONS On each Distribution  Date,  accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest and less Relief Act Shortfalls) will be paid to the holders of Offered Certificates to the extent of the available distribution amount (after the payment of the Expense Fee Rate and the premium due to the certificate insurer) from Loan Group I, to the Class A-I Certificates, pro rata, and from Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount.

GROUPI NET WAC CAP RATE: The  pass-through  rates of the Class A-I  Certificates
     (other than the Class A-I-1 Certificates) with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

CLASSA-I-1 NET WAC CAP The pass-through rate of the Class A-I-1 Certificates will be subject to RATE: a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET WAC CAP RATE With respect to each class of Class A-I Certificates and any Distribution SHORTFALL: Date on which the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) did not apply, over
     (y) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate).

GROUPI NET WAC CAP RATE With  respect  to each  class of Class A-I  Certificates and any Distribution CARRY-FORWARD AMOUNT: Date, an amount equal to any unpaid Group I Net WAC Cap Rate Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Priority of Distributions. No such carry-forward will be paid to any class of Class A-I Certificates once such class' certificate principal balance has been reduced to zero.

GROUPII NET WAC CAP RATE: The pass-through rates of the Class A-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and
     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the yield maintenance agreement, if any).

GROUPII MAXIMUM LIFETIME RATE CAP: With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the Mortgage Loans in Loan Group II, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

GROUPII BASIS RISK SHORTFALL: If on any Distribution Date the pass-through rate on any class of Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the related Group II Maximum Lifetime Rate Cap over the related Group II Net WAC Cap Rate. The related Group II Maximum Lifetime Rate Cap will equal the weighted average of the related maximum Net Mortgage Rates on the related Loan Group II Mortgage Loans as of the due date immediately preceding the related due period.

GROUPII BASIS RISK With respect to each class of Class A-II Certificates and any SHORTFALL CARRY-FORWARD Distribution Date, an amount equal to any unpaid Group II Basis Risk AMOUNT: Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate provided that this rate does not exceed the related Group II Maximum Lifetime Rate Cap. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Group II Yield Maintenance Agreement and will be paid as described under Priority of Distributions. No such carry-forward will be paid to any class of Class A-II Certificates once such class' certificate principal balance has been reduced to zero.

GROUPI PRINCIPAL The Group I Principal Distribution Amount will be distributed as follows: DISTRIBUTION:

     ,, to the Class A-I-6 Certificates, an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

     ,, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case in reduction of the certificate principal balance thereof, until the certificate principal balance thereof has been reduced to zero.

GROUPII PRINCIPAL ALLOCATION AMOUNT: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for the Mortgage Loans in Loan Group II on that Distribution Date and (b) the aggregate amount of Realized Losses on the related mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cashflow for that

     Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow to cover all Realized Losses on the Mortgage Loans in Loan Group II, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available Excess Cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of Realized Losses on the Group II-A Loans and Group II-B Loans, respectively.

GROUPII-A AND GROUP II-B  PRINCIPAL  DISTRIBUTION:  The  Principal  Distribution
     Amount for Group II will be distributed as follows:

     ,, First concurrently, (i) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-A for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Mortgage Loans in Loan Group II for that Distribution Date shall be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero and
          (ii) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-B for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Mortgage Loans in Loan Group II for that Distribution Date shall be distributed to the Class A-II-B1 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class A-II-B2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-II-B3 Certificates until the certificate principal balance thereof has been reduced to zero.

     ,, Second, any remaining Principal Distribution Amount for Loan Group II will be distributed to the remaining Class of Class A-II Certificates until the certificate principal balance of that Class of Class A-II Certificates has been reduced to zero. Distributions will be made from the available amount from each Loan Group

PRIORITY OF DISTRIBUTIONS:  as follows:

     ,, Distribution of interest to the related Class A Certificates (as further described herein);

     ,, Distribution of principal to the related Class A Certificates (as further described herein);

     ,, Distribution of principal to the related and then to the unrelated Class A Certificates to cover certain realized losses other than excess losses (as described in "The Pooling and Servicing Agreement");

     ,, To the Certificate Insurer reimbursement of any payments made with respect to the related and then with respect to the unrelated Class A Certificates by the Certificate Insurer under the certificate guaranty insurance policy;

     ,, Except for the first six Distribution Dates in respect to Group I and the first three Distribution Dates in respect to Group II, distribution of additional principal to the related and then, except for the first six distribution dates, to the unrelated certificates from the Excess Cashflow on the mortgage loans, until the required level of overcollateralization is reached.

     ,, Payment to the related and then to the unrelated Class A Certificates, in respect of prepayment interest shortfalls;

     ,, Payment to the related and then to the unrelated Class A Certificates in respect of prepayment interest shortfalls previously allocated thereto; and remaining unpaid from prior Distribution Dates; together with interest thereon;

     ,, Payment to the related and then to the unrelated Certificates for any Group I Net WAC Cap Rate Shortfall Carryforward or Group II Basis Risk Shortfall Carryforward Amounts;

     ,, Payment to the related and then to the unrelated Class A Certificates, in respect of any Relief Act Shortfall occurring in the current interest accrual period;

     ,,   Distribution of any remaining funds to the non-offered certificates.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period. Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.

OVERCOLLATERALIZATION  AMOUNT: The  overcollateralization  ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates as described herein, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's overcollateralization until the respective loan group reaches its required overcollateralization target amount ("OC Target Amount"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied to build overcollateralization on the November 2004 and August 2004 Distribution Dates for Loan Group I and Loan Group II, respectively.

GROUPI  OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any  Distribution
     Date and Loan Group I (a) if such Distribution Date is prior to the Group I Stepdown Date, an amount equal to 2.15% of the aggregate principal balance of the Mortgage Loans in Loan Group I as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) an amount equal to 4.30% of the then current aggregate principal balance of Mortgage Loans in Group I as of the end of the related Due Period and (ii) the Group I Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group I Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

GROUPI OVERCOLLATERALIZATION FLOOR: FLOOR: 0.50% of the aggregate principal balance of the Mortgage Loans in Loan Group I as of the Cut-off Date.

GROUPI STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in November 2006 and (y) the first Distribution Date on which the balance of the Mortgage Loans in Loan Group I as of the end of the related due period is less than one-half of the balance of the Mortgage Loans in Loan Group I as of the cut-off date.

GROUPII  OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution
     Date and Loan Group II, (a) if such Distribution Date is prior to the Group II Stepdown Date, 2.50% of the aggregate principal balance of the Mortgage Loans in Loan Group II as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 5.00% of the then current aggregate principal balance of the Mortgage Loans in Loan Group II as of the end of the related Due Period and (ii) the Group II Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group II Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

GROUPII OVERCOLLATERALIZATION FLOOR: 0.50% of the aggregate principal balance of the Mortgage Loans in Loan Group II as of the Cut-off Date.


GROUPII STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in November 2006 and (y) the first Distribution Date on which the balance of the Mortgage Loans in Loan Group II as of the end of the related due period is less than one-half of the balance of the Mortgage Loans in Loan Group II as of the cut-off date.

YIELD MAINTENANCE AGREEMENT


GROUPII YIELD  MAINTENANCE  AGREEMENT:  On the Closing  Date,  the Trustee  will enter into a Yield Maintenance Agreement for the benefit of the Class A-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II Certificates immediately preceding that Distribution Date and (ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable Ceiling Rate. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2006.

    DISTRIBUTION DATE   NOTIONAL BALANCE  ($) STRIKE RATE (%)   CEILING RATE (%)
      05/25/04                      N/A              N/A                  N/A
      06/25/04              746,476,399             5.86                 7.04
      07/25/04              741,293,683             6.06                 7.04
      08/25/04              734,440,678             5.86                 7.04
      09/25/04              725,916,397             5.86                 7.04
      10/25/04              715,730,478             6.06                 7.04
      11/25/04              703,903,551             5.86                 7.04
      12/25/04              690,467,501             6.06                 7.04
      01/25/05              675,465,634             5.86                 7.04
      02/25/05              658,952,728             5.86                 7.04
      03/25/05              640,994,964             6.51                 7.04
      04/25/05              621,669,738             5.86                 7.04
      05/25/05              602,923,552             6.06                 7.04
      06/25/05              584,739,139             5.86                 7.04
      07/25/05              567,099,746             6.06                 7.04
      08/25/05              549,989,116             5.86                 7.04
      09/25/05              533,391,475             5.86                 7.04
      10/25/05              517,291,519             6.06                 7.04
      11/25/05              501,674,398             5.86                 7.04
      12/25/05              486,525,704             6.06                 7.04
      01/25/06              471,831,457             5.86                 7.04
      02/25/06              457,578,092             5.86                 7.04
      03/25/06              431,482,738             6.51                 7.04

      04/25/06 and thereafter         0             0.00                 0.00

GROUP I COLLATERAL SUMMARY

 SUMMARY                                                 TOTAL           MINIMUM             MAXIMUM
 Aggregate Original Principal Balance              250,029,881.13
 Number of Mortgage Loans                                   2,199


 Average Original Principal Balance                   $113,701.63         $7,840.88         $590,000.00
 (1)  Weighted Average Original Loan-to-Value             81.743%           11.000%            100.000%
 (1) Weighted Average Mortgage Rate                        7.339%            5.200%             13.990%
 (1) Weighted Average Net Mortgage Rate                    6.166%            3.700%             13.410%
 (1)  Weighted Average Remaining Term to Stated               335                72                 360
 Maturity (months)
 (1)  (2) Weighted Average Credit Score                       632               451                 798

(1)  Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3)  99.81% of the Group I Loans have Credit Scores.
(4)  Includes loans that will be transferred to HomeComings within 90 days.


                                                         PERCENT OF CUT-OFF
                                                                       DATE
                          RANGE                           PRINCIPAL BALANCE
 Product Type             FIX                                       100.00%

 Lien                     First                                      95.16%
                          Second                                      4.84%

 Property Type            Single Family detached                     79.95%
                          Two to Four Family                          5.34%
                          Planned Unit Development
                          (detached)                                  5.46%
                          Manufactured Home                           3.25%
                          Planned Unit Development
                          (attached)                                  1.75%
                          Condo Low-rise (under 5
                          stories)                                    2.99%
                          Townhouse                                   1.03%
                          Leasehold                                   0.07%
                          Condo High-rise (9 stories
                          or more)                                    0.15%

 Occupancy Status         Primary Residence                          95.84%
                          Non Owner Occupied                          3.54%
                          Second/Vacation                             0.62%

 Documentation Type       Full Documentation                         80.22%
                          Reduced Documentation                      19.78%

 Loans with Prepayment Penalties                                     72.57%

 Loans serviced by
 Homecomings(4) 78.12%

                              GROUP I CREDIT SCORES

 Range of Credit        Number     Aggregate    Percent     Average Principal         Weighted Average
                        of         Principal    of
                        Mortgage    Balance     Group I
 Scores                  Loans    Outstanding    Loans     Balance Outstanding         Original LTV*
------------------------------------------------------------------------------------------------------------
499 or less                     5      $380,473     0.15%                 $76,095                    70.57%
500 - 519                      14     1,183,704      0.47                  84,550                     69.36
520 - 539                      46     3,989,104      1.60                  86,720                     70.72
540 - 559                     107     9,891,536      3.96                  92,444                     76.09
560 - 579                     178    15,972,085      6.39                  89,731                     79.63
580 - 599                     264    23,180,435      9.27                  87,805                     80.85
600 - 619                     405    43,169,377     17.27                 106,591                     83.86
620 - 639                     385    46,921,316     18.77                 121,874                     82.66
640 - 659                     315    41,092,385     16.43                 130,452                     81.33
660 - 679                     229    32,157,989     12.86                 140,428                     81.58
680 - 699                      93    11,801,784      4.72                 126,901                     82.34
700 - 719                      65     8,641,335      3.46                 132,944                     84.19
720 - 739                      47     5,333,048      2.13                 113,469                     84.60
740 - 759                      22     3,455,631      1.38                 157,074                     86.94
760 or greater                 18     2,372,428      0.95                 131,802                     83.84
------------------------------------------------------------------------------------------------------------
TOTAL WITH FICOS:           2,193  $249,542,630    99.81%                $113,791                    81.76%
Not Available**                 6       487,252     0.19%                  81,209                    70.81%
------------------------------------------------------------------------------------------------------------
 TOTAL:                     2,199  $250,029,881   100.00%                $113,702                    81.74%

* With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
** Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

              GROUP I OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

 Range of
 Outstanding         Number   Aggregate   Percent    Average
 Mortgage Loan       of       Principal   of        Principal       Weighted
 Principal           Mortgage Balance     Group      Balance     Average Credit       Weighted Average
 Balances ($)         Loans   Outstanding I Loans  Outstanding       Score             Original LTV*
------------------------------------------------------------------------------------------------------------
1 - 100,000             1,188 $64,366,765   25.74%      $54,181               622                    81.13%
100,001 - 200,000         693  97,561,633    39.02      140,782               628                     81.86
200,001 - 300,000         226  55,044,303    22.02      243,559               644                     82.04
300,001 - 400,000          81  27,996,808    11.20      345,640               641                     81.51
400,001 - 500,000           9   3,920,372     1.57      435,597               663                     87.19
500,001 - 600,000           2   1,140,000     0.46      570,000               619                     79.17
------------------------------------------------------------------------------------------------------------
 TOTAL:                 2,199$250,029,881  100.00%     $113,702               632                    81.74%

* With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                           GROUP I NET MORTGAGE RATES


                       Number      Aggregate    Percent     Average
                       of          Principal    of         Principal      Weighted
 Range of Net          Mortgage     Balance     Group       Balance       Average       Weighted Average
 Mortgage Rates (%)     Loans     Outstanding   I Loans   Outstanding   Credit Score     Original LTV*
------------------------------------------------------------------------------------------------------------
 3.500 - 3.999                12     $2,639,070    1.06%       $219,923           682                69.65%
 4.000 - 4.499               100     22,007,202     8.80        220,072           656                 78.66
 4.500 - 4.999               139     27,350,281    10.94        196,765           650                 82.52
 5.000 - 5.499               249     38,232,945    15.29        153,546           642                 80.09
 5.500 - 5.999               269     37,617,511    15.05        139,842           637                 80.63
 6.000 - 6.499               298     40,234,403    16.09        135,015           629                 82.14
 6.500 - 6.999               226     25,834,482    10.33        114,312           625                 82.41
 7.000 - 7.499               209     21,338,753     8.53        102,099           620                 82.09
 7.500 - 7.999               117     10,947,930     4.38         93,572           608                 83.37
 8.000 - 8.499               111      8,041,486     3.22         72,446           592                 83.21
 8.500 - 8.999               104      4,632,416     1.85         44,542           601                 85.90
 9.000 - 9.499                92      3,785,737     1.51         41,149           602                 86.13
 9.500 - 9.999                50      2,076,289     0.83         41,526           584                 83.05
 10.000 - 10.499              32      1,080,515     0.43         33,766           610                 87.60
 10.500 - 10.999              38      1,139,144     0.46         29,977           613                 97.98
 11.000 - 11.499               4        135,028     0.05         33,757           528                 61.99
 11.500 - 11.999              16        340,217     0.14         21,264           609                 97.72
 12.000 - 12.499              24        540,687     0.22         22,529           607                 99.74
 12.500 - 12.999              27        601,497     0.24         22,278           596                100.00
 13.000 - 13.499              82      1,454,287     0.58         17,735           578                 99.83
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,199   $250,029,881  100.00%       $113,702           632                81.74%

* With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                             GROUP I MORTGAGE RATES

                     Number    Aggregate   Percent
                     of        Principal   of       Average Principal     Weighted
 Range of Mortgage   Mortgage   Balance    Group         Balance          Average       Weighted Average
 Rates (%)            Loans   Outstanding  I Loans     Outstanding      Credit Score     Original LTV*
------------------------------------------------------------------------------------------------------------
5.000 - 5.499               3     $455,451    0.18%            $151,817           663                78.14%
5.500 - 5.999             110   22,241,342     8.90             202,194           661                 74.97
6.000 - 6.499             175   34,334,405    13.73             196,197           654                 80.51
6.500 - 6.999             344   56,114,186    22.44             163,123           644                 81.90
7.000 - 7.499             284   36,503,829    14.60             128,535           634                 82.43
7.500 - 7.999             412   49,394,757    19.76             119,890           621                 81.88
8.000 - 8.499             172   16,615,183     6.65              96,600           610                 83.49
8.500 - 8.999             171   14,444,407     5.78              84,470           601                 82.36
9.000 - 9.499             137    6,982,392     2.79              50,966           591                 85.86
9.500 - 9.999             103    4,949,309     1.98              48,052           593                 84.18
10.000 - 10.499            57    2,311,165     0.92              40,547           589                 84.84
10.500 - 10.999            26    1,072,637     0.43              41,255           577                 76.21
11.000 - 11.499            37    1,065,539     0.43              28,798           627                 97.78
11.500 - 11.999            18      589,393     0.24              32,744           588                 88.60
12.000 - 12.499            17      359,417     0.14              21,142           608                 97.84
12.500 - 12.999            24      540,687     0.22              22,529           607                 99.74
13.000 - 13.499            27      601,497     0.24              22,278           596                100.00
13.500 - 13.999            82    1,454,287     0.58              17,735           578                 99.83
------------------------------------------------------------------------------------------------------------
 TOTAL:                 2,199 $250,029,881  100.00%            $113,702           632                81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                      GROUP I ORIGINAL LOAN-TO-VALUE RATIOS


 Range of           Number     Aggregate
 Original           of         Principal     Percent
 Loan-to-Value      Mortgag     Balance      of Group     Average Principal Balance     Weighted Average
 Ratios (%)         Loans  e  Outstanding     I Loans            Outstanding              Credit Score
------------------------------------------------------------------------------------------------------------
0.01 - 50.00             87       $8,433,716       3.37%                      $96,939                   623
50.01 - 55.00            29        3,794,272        1.52                      130,837                   613
55.01 - 60.00            66        6,937,680        2.77                      105,116                   615
60.01 - 65.00            50        5,782,880        2.31                      115,658                   623
65.01 - 70.00            97       13,291,963        5.32                      137,031                   630
70.01 - 75.00           162       21,191,950        8.48                      130,815                   625
75.01 - 80.00           450       55,489,909       22.19                      123,311                   633
80.01 - 85.00           297       40,631,281       16.25                      136,806                   631
85.01 - 90.00           349       52,366,729       20.94                      150,048                   631
90.01 - 95.00           144       19,806,763        7.92                      137,547                   647
95.01 - 100.00          468       22,302,737        8.92                       47,655                   642
------------------------------------------------------------------------------------------------------------
 TOTAL:               2,199     $250,029,881     100.00%                     $113,702                   632

Note: With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.

               GROUP I STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                               Aggregate    Percent
                      Number   Principal    of        Average
                      of        Balance     Group    Principal
                      Mortgag Outstanding   I         Balance     Weighted Average      Weighted Average
 State or Territory   Loans  e              Loans   Outstanding     Credit Score         Original LTV*
------------------------------------------------------------------------------------------------------------
California                176   $37,810,777  15.12%     $214,834                  640                79.55%
New York                  131    26,924,954   10.77      205,534                  646                 78.95
Florida                   207    24,479,617    9.79      118,259                  633                 83.14
Texas                     233    17,124,001    6.85       73,494                  610                 79.26
Georgia                    94     8,706,508    3.48       92,622                  629                 86.23
Maryland                   56     8,579,291    3.43      153,202                  620                 81.66
Tennessee                 109     7,707,959    3.08       70,715                  631                 88.72
Other                   1,193   118,696,773   47.47       99,494                  631                 82.37
------------------------------------------------------------------------------------------------------------
TOTAL:                  2,199  $250,029,881 100.00%     $113,702                  632                81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                              GROUP I LOAN PURPOSE

                                                                  Weighted Average
                      Number    Aggregate    Percent  Average       Credit Score
                      of        Principal    of       Principal
                      Mortgage   Balance     Group    Balance   g                       Weighted Average
 Loan Purpose          Loans   Outstanding   I Loans  Outstandin                         Original LTV*
------------------------------------------------------------------------------------------------------------
 Equity refinance        1,520  $196,101,269   78.43%  $129,014                   631                80.33%
 Purchase                  556    40,766,577    16.30    73,321                   641                 88.46
 Rate/Term                 123    13,162,035     5.26   107,008                   623                 81.92
 refinance
------------------------------------------------------------------------------------------------------------
 TOTAL:                  2,199  $250,029,881  100.00%  $113,702                   632                81.74%


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                              GROUP I DOCUMENTATION

                                                                  Weighted Average
                      Number    Aggregate    Percent  Average       Credit Score
                      of        Principal    of       Principal
                      Mortgage   Balance     Group    Balance   g                       Weighted Average
 Documentation Type    Loans   Outstanding   I Loans  Outstandin                         Original LTV*
------------------------------------------------------------------------------------------------------------
Full Documentation       1,813  $200,567,555   80.22%  $110,627                   630                83.43%
Reduced Documentation      386    49,462,326    19.78   128,141                   642                 74.89
------------------------------------------------------------------------------------------------------------
 TOTAL:                  2,199  $250,029,881  100.00%  $113,702                   632                81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                                GROUP I OCCUPANCY


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal      Weighted
                        Mortgage   Balance     Group      Balance       Average        Weighted Average
 Occupancy Type          Loans   Outstanding   I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
Non Owner Occupied            99    $8,848,279    3.54%       $89,377           669                  77.77%
Primary Residence          2,085   239,640,345    95.84       114,935           630                   81.92
Second/Vacation               15     1,541,257     0.62       102,750           669                   76.86
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,199  $250,029,881  100.00%      $113,702           632                  81.74%


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


                              GROUP I Property Type


                           Number  Aggregate   Percent    Average
                           of      Principal   of        Principal      Weighted
                           Mortgag Balance     Group      Balance       Average        Weighted Average
 Property Type             Loans  eOutstanding I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
Single-family detached       1,768$199,904,630   79.95%      $113,068           629                  82.17%
Planned Unit Developments
(detached)                     117  13,655,763     5.46       116,716           623                   82.93
Two- to four- family units      84  13,360,191     5.34       159,050           660                   75.48
Manufactured Home              107   8,113,607     3.25        75,828           649                   77.24
Condo Low-Rise (less than
5 stories)                      57   7,485,845     2.99       131,331           651                   82.27
Planned Unit Developments
(attached)                      39   4,364,628     1.75       111,914           631                   86.37
Townhouse                       24   2,574,707     1.03       107,279           648                   79.34
Condo High-Rise (9               1     386,642     0.15       386,642           632                   86.00
stories or more)
Leasehold                        2     183,868     0.07        91,934           654                   72.23
------------------------------------------------------------------------------------------------------------
 TOTAL:                      2,199$250,029,881  100.00%      $113,702           632                  81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                              GROUP I CREDIT GRADE


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal      Weighted
                        Mortgage   Balance     Group      Balance       Average        Weighted Average
 Credit Grade            Loans   Outstanding   I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
A4                           875  $118,872,633   47.54%      $135,854           649                  81.12%
AX                           873    92,861,722    37.14       106,371           635                   84.66
AM                           270    22,764,148     9.10        84,312           582                   81.09
B                            122    10,445,379     4.18        85,618           560                   72.99
C                             40     3,859,265     1.54        96,482           547                   64.73
CM                            19     1,226,734     0.49        64,565           531                   61.40
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,199  $250,029,881  100.00%      $113,702           632                  81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



                         GROUP I PREPAYMENT PENALTY TERM


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal      Weighted
 Prepayment Penalty     Mortgage   Balance     Group      Balance       Average        Weighted Average
 Term                    Loans   Outstanding   I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
12 Months                    127   $24,196,086    9.68%      $190,520           644                  79.97%
24 Months                    131    19,722,907     7.89       150,557           635                   79.01
36 Months                  1,000   135,190,639    54.07       135,191           634                   82.05
60 Months                     20     1,618,104     0.65        80,905           612                   77.53
None                         917    68,583,440    27.43        74,791           625                   82.62
Other                          4       718,706     0.29       179,676           609                   84.32
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,199  $250,029,881  100.00%      $113,702           632                  81.74%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. Note: Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.

GROUP II-A COLLATERAL SUMMARY

 SUMMARY                                                 TOTAL           MINIMUM             MAXIMUM
 Aggregate Original Principal Balance              350,323,361.62
 Number of Mortgage Loans                                   2,502


 Average Original Principal Balance                   $140,017.33        $21,600.00         $373,159.05
 (1)  Weighted Average Original Loan-to-Value             82.014%            18.00%             100.00%
 (1) Weighted Average Mortgage Rate                        6.961%            4.350%             11.875%
 (1) Weighted Average Net Mortgage Rate                    6.432%            3.790%             11.295%
 (1) Weighted Average Note Margin                          6.717%            0.700%             11.125%
 (1) Weighted Average Maximum Mortgage Rate               13.395%           10.370%             18.000%
 (1) Weighted Average Minimum Mortgage Rate                7.136%            4.350%             11.875%
 (1) Weighted Average Term to Next Rate                        26                 2                  38
 Adjustment Rate (months)
 (1)  Weighted Average Remaining Term to Stated               360               178                 360
 Maturity (months)
 (1)  (2) Weighted Average Credit Score                       614               480                 793
--------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total. (2) 99.89% of the Group II-A Loans have Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.



                                                            PERCENT OF CUT-OFF
                                                                           DATE
                              RANGE                         PRINCIPAL BALANCE
 Product Type                 ARM                                          100%

 Lien                         First                                        100%

 Property Type                Single Family detached                     80.42%
                              Planned Unit Development
                              (detached)                                  7.19%
                              Planned Unit Development
                              (attached)                                  2.20%
                              Condo Low-rise (under 5
                              stories)                                    3.20%
                              Manufactured Home                           0.86%
                              Townhouse                                   0.99%
                              Condo Mid-rise (5-8
                              stories)                                    0.04%
                              Leasehold                                   0.02%
                              Two- to four- family units                  5.08%

 Occupancy Status             Primary Residence                          94.31%
                              Non Owner Occupied                          4.31%
                              Second/Vacation                             1.38%

 Documentation Type           Full Documentation                         78.16%
                              Reduced Documentation                      21.84%

 Loans with Prepayment Penalties                                         68.33%

 Loans serviced by
 Homecomings(3) 86.19%


--------------------------------------------------------------------------------------------------------
                                                GROUP II-A CREDIT SCORES

 Range of Credit            Number     Aggregate    Percent     Average Principal        Weighted Average
                                           of
                            of         Principal    Group
                            Mortgage    Balance     II-A
 Scores                     Loans    Outstanding    Loans      Balance Outstanding         Original LTV
----------------------------------------------------------------------------------------------------------
499 or less                     8      $547,165     0.16%                 $68,396                  57.42%
500 - 519                      29     3,637,098      1.04                 125,417                   70.64
520 - 539                     105    12,507,898      3.57                 119,123                   72.73
540 - 559                     179    23,660,099      6.75                 132,179                   76.73
560 - 579                     315    42,035,640     12.00                 133,446                   80.80
580 - 599                     335    43,938,991     12.54                 131,161                   81.48
600 - 619                     508    71,844,759     20.51                 141,427                   83.50
620 - 639                     397    56,800,931     16.21                 143,075                   84.02
640 - 659                     286    43,697,989     12.47                 152,790                   83.62
660 - 679                     164    25,015,843      7.14                 152,536                   83.67
680 - 699                      72    11,716,840      3.34                 162,734                   83.55
700 - 719                      37     5,540,534      1.58                 149,744                   86.37
720 - 739                      28     4,213,959      1.20                 150,499                   82.02
740 - 759                      20     2,534,326      0.72                 126,716                   81.87
760 or greater                 14     2,249,095      0.64                 160,650                   81.18
----------------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT        2,497  $349,941,168    99.89%                $140,145                   82.02
SCORES
Not available*                  5       382,193     0.11%                  76,439                   77.88
----------------------------------------------------------------------------------------------------------
 TOTAL:                     2,502  $350,323,362   100.00%                $140,017                  82.01%


*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

             GROUP II-A OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES


 Range of                                 Percent
 Outstanding         Number   Aggregate   of           Average
 Mortgage Loan       of       Principal   Group       Principal       Weighted
 Principal           Mortgage Balance     II-A         Balance        Average        Weighted Average
 Balances ($)         Loans   Outstanding  Loans     Outstanding    Credit Score       Original LTV
----------------------------------------------------------------------------------------------------------
1 - 100,000               844 $63,718,549   18.19%          $75,496           605                  79.34%
100,001 - 200,000       1,202 171,735,097    49.02          142,874           613                   82.62
200,001 - 300,000         397  95,973,093    27.40          241,746           618                   82.07
300,001 - 400,000          59  18,896,623     5.39          320,282           629                   85.28
----------------------------------------------------------------------------------------------------------
 TOTAL:                 2,502$350,323,362  100.00%         $140,017           614                  82.01%

                          GROUP II-A NET MORTGAGE RATES


                                     Percent
                       Number      Aggregate    of          Average
                       of          Principal    Group      Principal      Weighted
 Range of Net          Mortgage     Balance     II-A        Balance       Average       Weighted Average
 Mortgage Rates (%)     Loans     Outstanding    Loans    Outstanding   Credit Score      Original LTV
------------------------------------------------------------------------------------------------------------
 3.500 - 3.999                 2       $179,400    0.05%        $89,700           652                 71.06
 4.000 - 4.499                18      3,679,471     1.05        204,415           643                 77.48
 4.500 - 4.999                47      8,343,292     2.38        177,517           660                 80.26
 5.000 - 5.499               221     37,680,706    10.76        170,501           639                 80.03
 5.500 - 5.999               357     56,250,122    16.06        157,563           630                 79.41
 6.000 - 6.499               619     89,762,922    25.62        145,013           621                 83.10
 6.500 - 6.999               536     71,392,641    20.38        133,195           606                 83.93
 7.000 - 7.499               363     46,926,357    13.40        129,274           594                 83.97
 7.500 - 7.999               182     20,207,166     5.77        111,028           582                 81.22
 8.000 - 8.499                88      9,594,055     2.74        109,023           572                 78.64
 8.500 - 8.999                38      4,237,065     1.21        111,502           564                 79.93
 9.000 - 9.499                16      1,291,684     0.37         80,730           552                 80.08
 9.500 - 9.999                 8        451,918     0.13         56,490           535                 69.50
 10.000 - 10.499               4        237,921     0.07         59,480           560                 68.13
 10.500 - 10.999               2         57,450     0.02         28,725           515                 55.22
 11.000 - 11.499               1         31,191     0.01         31,191           532                 60.00
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,502   $350,323,362  100.00%       $140,017           614                82.01%

                            GROUP II-A MORTGAGE RATES


                                           Percent
                     Number    Aggregate   of         Average
                     of        Principal   Group     Principal        Weighted
 Range of Mortgage   Mortgage   Balance    II-A       Balance      Average Credit      Weighted Average
 Rates (%)            Loans   Outstanding   Loans   Outstanding        Score             Original LTV
------------------------------------------------------------------------------------------------------------
4.000 - 4.499               2     $179,400    0.05%       $89,700               652                  71.06%
4.500 - 4.999              15    3,105,214     0.89       207,014               660                   77.92
5.000 - 5.499              39    7,324,269     2.09       187,802               655                   79.65
5.500 - 5.999             219   38,088,077    10.87       173,918               640                   80.04
6.000 - 6.499             319   49,411,090    14.10       154,894               633                   79.50
6.500 - 6.999             627   92,984,696    26.54       148,301               622                   83.11
7.000 - 7.499             484   64,067,272    18.29       132,370               608                   83.07
7.500 - 7.999             423   54,756,550    15.63       129,448               593                   84.67
8.000 - 8.499             194   21,852,306     6.24       112,641               582                   81.55
8.500 - 8.999             102   11,283,892     3.22       110,626               570                   78.00
9.000 - 9.499              40    4,464,181     1.27       111,605               561                   78.61
9.500 - 9.999              20    1,753,374     0.50        87,669               556                   80.21
10.000 - 10.499            10      676,478     0.19        67,648               542                   79.07
10.500 - 10.999             4      202,421     0.06        50,605               559                   59.30
11.000 - 11.499             2      115,500     0.03        57,750               533                   68.88
11.500 - 11.999             2       58,641     0.02        29,320               539                   55.32
------------------------------------------------------------------------------------------------------------
 TOTAL:                 2,502 $350,323,362  100.00%      $140,017               614                  82.01%

                    GROUP II-A ORIGINAL LOAN-TO-VALUE RATIOS

 Range of           Number      Aggregate
 Original           of          Principal    Percent
 Loan-to-Value      Mortgage     Balance     of Group       Average Principal     Weighted Average Credit
 Ratios (%)          Loans     Outstanding   II-A Loans    Balance Outstanding             Score
------------------------------------------------------------------------------------------------------------
0.01 - 50.00               73     $6,776,171       1.93%                  $92,824                       597
50.01 - 55.00              27      3,341,197        0.95                  123,748                       581
55.01 - 60.00              65      8,328,968        2.38                  128,138                       596
60.01 - 65.00              65      8,881,632        2.54                  136,640                       597
65.01 - 70.00             158     21,123,858        6.03                  133,695                       589
70.01 - 75.00             175     23,931,792        6.83                  136,753                       605
75.01 - 80.00             687     97,772,868       27.91                  142,319                       620
80.01 - 85.00             402     55,352,382       15.80                  137,692                       611
85.01 - 90.00             531     77,315,003       22.07                  145,603                       609
90.01 - 95.00             203     29,444,813        8.41                  145,048                       640
95.01 - 100.00            116     18,054,677        5.15                  155,644                       641
------------------------------------------------------------------------------------------------------------
 TOTAL:                 2,502   $350,323,362     100.00%                 $140,017                       614

             GROUP II-A STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                                     Percent
                        Number     Aggregate    of        Average
                        of         Principal    Group     Principal     Weighted
                        Mortgage    Balance     II-A      Balance       Average       Weighted Average
 State or Territory      Loans    Outstanding    Loans    Outstanding Credit Score      Original LTV
----------------------------------------------------------------------------------------------------------
 California                   203   $41,018,129    11.71%    $202,060           622                77.18%
 Florida                      207    27,745,827      7.92     134,038           619                 82.09
 Michigan                     215    26,237,342      7.49     122,034           602                 82.29
 Illinois                     141    22,085,258      6.30     156,633           620                 81.87
 Georgia                      138    17,880,782      5.10     129,571           611                 85.61
 Minnesota                     92    14,193,911      4.05     154,282           617                 80.61
 Massachusetts                 62    12,965,245      3.70     209,117           615                 79.06
 Texas                        106    12,960,845      3.70     122,272           606                 83.06
 Wisconsin                    108    12,562,699      3.59     116,321           618                 83.84
 Maryland                      65    11,301,814      3.23     173,874           601                 81.36
 Virginia                      80    10,519,337      3.00     131,492           601                 79.95
 Other                      1,085   140,852,171     40.21     129,818           614                 83.28
----------------------------------------------------------------------------------------------------------
 TOTAL:                     2,502  $350,323,362   100.00%    $140,017           614                82.01%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                             GROUP II-A LOAN PURPOSE

                      Number      Aggregate     Percent    Average      Weighted
                      of          Principal     of Group   Principal    Average
                      Mortgage     Balance      II-A       Balance    Credit Score    Weighted Average
 Loan Purpose          Loans     Outstanding      Loans    Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
 Equity refinance        1,648     $235,821,651     67.32%   $143,096           609                80.98%
 Purchase                  715       96,244,988      27.47    134,608           628                 84.78
 Rate/Term                 139       18,256,722       5.21    131,343           611                 80.86
 refinance
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,502     $350,323,362    100.00%   $140,017           614                82.01%


                            GROUP II-A DOCUMENTATION

                      Number      Aggregate     Percent    Average      Weighted
                      of          Principal     of Group   Principal    Average
                      Mortgage     Balance      II-A       Balance    Credit Score    Weighted Average
 Documentation Type    Loans     Outstanding      Loans    Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
Full Documentation       2,017     $273,814,700     78.16%   $135,753           609                83.72%
Reduced Documentation      485       76,508,662      21.84    157,750           631                 75.90
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,502     $350,323,362    100.00%   $140,017           614                82.01%

                              GROUP II-A OCCUPANCY

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
                        Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Occupancy Type          Loans   Outstanding   II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
Primary Residence          2,329  $330,379,613      94.31%   $141,855           612                  82.33%
Non Owner Occupied           141    15,108,046        4.31    107,149           643                   75.76
Second/Vacation               32     4,835,702        1.38    151,116           632                   80.10
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,502  $350,323,362     100.00%   $140,017           614                  82.01%

                                                GROUP II-A PROPERTY TYPE

                         Number    Aggregate               Average      Weighted
                         of        Principal   Percent     Principal    Average
                         Mortgage  Balance     of Group    Balance    Credit Score     Weighted Average
 Property Type            Loans    Outstanding II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
Single-family detached       2,057$281,718,810      80.42%   $136,956           612                  82.27%
Planned Unit
Developments (detached)        150  25,203,498        7.19    168,023           615                   85.33
Two- to four- family            97  17,782,634        5.08    183,326           645                   77.24
units
Planned Unit
Developments (attached)         52   7,705,106        2.20    148,175           625                   81.82
Condo Low-Rise (less
than 5 stories)                 82  11,220,971        3.20    136,841           623                   78.56
Manufactured Home               36   3,016,832        0.86     83,801           599                   75.59
Townhouse                       26   3,465,510        0.99    133,289           613                   79.05
Condo Mid-Rise (5 to 8
stories)                         1     146,250        0.04    146,250           629                   71.00
Leasehold                        1      63,750        0.02     63,750           571                   85.00
------------------------------------------------------------------------------------------------------------
 TOTAL:                      2,502$350,323,362     100.00%   $140,017           614                  82.01%

                             GROUP II-A CREDIT GRADE

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
                        Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Credit Grade            Loans   Outstanding   II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
A4                           956  $142,560,587      40.69%   $149,122           641                  82.92%
AX                           753   107,940,527       30.81    143,347           620                   84.34
AM                           421    55,540,293       15.85    131,925           582                   82.43
B                            220    27,538,073        7.86    125,173           559                   76.73
C                             96    10,648,250        3.04    110,919           541                   69.61
CM                            56     6,095,632        1.74    108,851           541                   61.46
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,502  $350,323,362     100.00%   $140,017           614                  82.01%




                       GROUP II-A PREPAYMENT PENALTY TERM

                        Number    Aggregate                Average      Weighted
                        of        Principal    Percent     Principal    Average
 Prepayment Penalty     Mortgage   Balance     of Group    Balance    Credit Score     Weighted Average
 Term                    Loans   Outstanding   II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
12 Months                    126   $21,532,055       6.15%   $170,889           623                  79.60%
24 Months                  1,218   171,858,489       49.06    141,099           613                   82.54
36 Months                    342    44,903,759       12.82    131,298           612                   81.46
None                         808   110,944,532       31.67    137,308           614                   81.95
Other*                         8     1,084,527        0.31    135,566           621                   76.57
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,502  $350,323,362     100.00%   $140,017           614                  82.01%

*Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, months. No loans have prepayment penalty terms greater than 36 months.

                             GROUP II-A NOTE MARGINS


                                                 Percent
                         Number   Aggregate      of         Average       Weighted
                             of   Principal      Group      Principal     Average
 Range of Note         Mortgage   Balance        II-A       Balance        Credit       Weighted Average
 Margins(%)               Loans   Outstanding    Loans      Outstanding     Score           Original LTV
--------------------------------------------------------------------------------------------------------
0.500 - 0.999                 2      $292,100    0.08%     $146,050          688                 92.70%
1.000 - 1.499                 1       133,002     0.04      133,002          555                  90.00
3.500 - 3.999                 3       452,000     0.13      150,667          623                  80.00
4.000 - 4.499                13     2,280,598     0.65      175,431          642                  76.64
4.500 - 4.999                47     7,918,900     2.26      168,487          635                  80.23
5.000 - 5.499               264    42,752,595    12.20      161,942          621                  83.12
5.500 - 5.999               225    36,575,187    10.44      162,556          631                  83.05
6.000 - 6.499               278    41,482,866    11.84      149,219          622                  81.69
6.500 - 6.999               579    86,145,215    24.59      148,783          623                  81.65
7.000 - 7.499               399    51,296,010    14.64      128,561          614                  82.45
7.500 - 7.999               321    40,269,352    11.49      125,450          599                  82.99
8.000 - 8.499               187    22,286,393     6.36      119,179          581                  81.26
8.500 - 8.999               104    11,255,713     3.21      108,228          567                  80.61
9.000 - 9.499                45     4,458,457     1.27       99,077          562                  77.59
9.500 - 9.999                22     1,929,378     0.55       87,699          536                  72.39
10.000 - 10.499               5       385,882     0.11       77,176          551                  74.68
10.500 - 10.999               4       165,116     0.05       41,279          535                  61.41
11.000 - 11.499               3       244,600     0.07       81,533          574                  75.31
--------------------------------------------------------------------------------------------------------
 TOTAL:                   2,502  $350,323,362  100.00%     $140,017          614                 82.01%

                        GROUP II-A MAXIMUM MORTGAGE RATES


                                                    Percent
                           Number    Aggregate      of       Average
                               of    Principal      Group    Principal        Weighted
 Range of Maximum        Mortgage    Balance        II-A     Balance          Average    Weighted Average
 Mortgage Rates (%)         Loans    Outstanding    Loans    Outstanding      Credit         Original LTV
---------------------------------------------------------------------------------------------------------
10.000 - 10.999                 9    $1,717,200    0.49%   $190,800           645                78.57%
11.000 - 11.999               126    20,273,353     5.79    160,900           643                 78.00
12.000 - 12.999               681   104,674,212    29.88    153,707           631                 81.67
13.000 - 13.999               966   136,140,618    38.86    140,932           613                 83.30
14.000 - 14.999               549    69,791,895    19.92    127,125           592                 82.33
15.000 - 15.999               133    14,460,403     4.13    108,725           573                 77.36
16.000 - 16.999                29     2,693,504     0.77     92,879           557                 81.36
17.000 - 17.999                 8       486,678     0.14     60,835           554                 74.84
18.000 - 18.999                 1        85,500     0.02     85,500           550                 72.00
--------------------------------------------------------------------------------------------------------
 TOTAL:                     2,502  $350,323,362  100.00%   $140,017           614                82.01%




                        GROUP II-A MINIMUM MORTGAGE RATES


                                                    Percent
                           Number    Aggregate      of       Average
                               of    Principal      Group    Principal        Weighted
 Range of Maximum        Mortgage    Balance        II-A     Balance          Average    Weighted Average
 Mortgage Rates (%)         Loans    Outstanding    Loans    Outstanding      Credit         Original LTV
---------------------------------------------------------------------------------------------------------
4.000 - 4.999                  11    $1,850,108    0.53%   $168,192           645                76.78%
5.000 - 5.999                 185    31,575,253     9.01    170,677           641                 80.88
6.000 - 6.999                 828   131,228,473    37.46    158,488           629                 81.42
7.000 - 7.999               1,005   132,176,970    37.73    131,519           607                 83.60
8.000 - 8.999                 367    43,445,534    12.40    118,380           581                 81.14
9.000 - 9.999                  86     8,722,865     2.49    101,429           559                 77.72
10.000 - 10.999                14       935,418     0.27     66,816           553                 74.12
11.000 - 11.999                 6       388,741     0.11     64,790           564                 71.57
--------------------------------------------------------------------------------------------------------
 TOTAL:                     2,502  $350,323,362  100.00%   $140,017           614                82.01%

                      GROUP II-A NEXT RATE ADJUSTMENT DATE


                                                   Percent
                           Number    Aggregate      of       Average
                               of    Principal      Group    Principal        Weighted
 Range of Maximum        Mortgage    Balance        II-A     Balance          Average    Weighted Average
 Mortgage Rates (%)         Loans    Outstanding    Loans    Outstanding      Credit         Original LTV
---------------------------------------------------------------------------------------------------------
May 2004                        1      $130,400    0.04%   $130,400           563                80.00%
January 2005                    1       177,305     0.05    177,305           614                 85.00
February 2005                   1        35,701     0.01     35,701           645                 90.00
March 2005                      1       129,363     0.04    129,363           562                 60.00
April 2005                      1       130,106     0.04    130,106           570                 69.00
August 2005                     1        49,715     0.01     49,715           567                 54.00
September 2005                  1        57,269     0.02     57,269           515                 70.00
October 2005                    4       631,388     0.18    157,847           637                 73.77
November 2005                   3       387,661     0.11    129,220           597                 72.66
December 2005                  19     2,871,151     0.82    151,113           587                 80.98
January 2006                   74    10,902,512     3.11    147,331           601                 81.90
February 2006                 487    72,910,806    20.81    149,714           618                 81.86
March 2006                  1,307   178,515,017    50.96    136,584           613                 82.94
April 2006                    202    26,733,740     7.63    132,345           605                 80.51
May 2006                        3       410,158     0.12    136,719           646                 69.77
July 2006                       1       162,762     0.05    162,762           673                 85.00
October 2006                    2       246,498     0.07    123,249           679                 73.24
December 2006                   4       666,663     0.19    166,666           611                 75.42
January 2007                    9       937,720     0.27    104,191           593                 80.05
February 2007                  80    13,358,306     3.81    166,979           641                 82.62
March 2007                    185    24,525,730     7.00    132,572           608                 79.34
April 2007                     98    13,866,940     3.96    141,499           619                 80.46
May 2007                       17     2,486,450     0.71    146,262           647                 81.40
--------------------------------------------------------------------------------------------------------
 TOTAL:                     2,502  $350,323,362  100.00%   $140,017           614                82.01%

GROUP II-B COLLATERAL SUMMARY

 SUMMARY                                                 TOTAL           MINIMUM             MAXIMUM
 Aggregate Original Principal Balance              350,323,408.20
 Number of Mortgage Loans                                   2,351


 Average Original Principal Balance                   $149,010.38        $17,566.51         $640,000.00
 (1)  Weighted Average Original Loan-to-Value             82.389%            20.00%             100.00%
 (1) Weighted Average Mortgage Rate                        6.952%            4.350%             11.700%
 (1) Weighted Average Net Mortgage Rate                    6.423%            3.895%             11.120%
 (1) Weighted Average Note Margin                          6.710%            3.780%             11.080%
 (1) Weighted Average Maximum Mortgage Rate               13.399%           10.700%             22.160%
 (1) Weighted Average Minimum Mortgage Rate                7.136%            4.350%             11.700%
 (1) Weighted Average Term to Next Rate                        26                 1                  45
 Adjustment Rate (months)
 (1)  Weighted Average Remaining Term to Stated               360               298                 360
 Maturity (months)
 (1)  (2) Weighted Average Credit Score                       615               477                 805
--------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  99.91% of the Group II-B Loans have Credit Scores.

(3)  Includes loans that will be transferred to HomeComings within 90 days.

                                                          PERCENT OF CUT-OFF
                                                                        DATE
                             RANGE                         PRINCIPAL BALANCE
 Product Type                ARM                                       100%

 Lien                        First                                     100%

 Property Type               Single Family detached                  79.17%
                             Planned Unit Development
                             (detached)                               8.79%
                             Two to Four Family                       5.04%
                             Planned Unit Development
                             (attached)                               2.52%
                             Condo Low-rise (under 5
                             stories)                                 2.65%
                             Manufactured Home                        0.98%
                             Townhouse                                0.78%
                             Condo High-rise (9 stories
                             or more)                                 0.01%
                             Leasehold                                0.04%

 Occupancy Status            Primary Residence                       95.80%
                             Non Owner Occupied                       3.40%
                             Second/Vacation                          0.81%

 Documentation Type          Full Documentation                      78.48%
                             Reduced Documentation                   21.52%

 Loans with Prepayment Penalties                                     66.46%

 Loans serviced by
 Homecomings(3) 85.42%

--------------------------------------------------------------------------------------------------------
                            GROUP II-B CREDIT SCORES

 Range of Credit           Number     Aggregate     Percent       Average Principal       Weighted Average
                                      of
                               of     Principal     Group
                         Mortgage     Balance        II-B
 Scores                     Loans     Outstandin    Loans       Balance Outstanding           Original LTV
----------------------------------------------------------------------------------------------------------
499 or less                     5      $340,346     0.10%                 $68,069                  64.01%
500 - 519                      26     3,378,649      0.96                 129,948                   73.15
520 - 539                     100    12,442,287      3.55                 124,423                   74.50
540 - 559                     184    22,958,760      6.55                 124,776                   76.61
560 - 579                     329    42,842,682     12.23                 130,221                   81.02
580 - 599                     338    48,405,066     13.82                 143,210                   82.20
600 - 619                     436    66,046,878     18.85                 151,484                   84.30
620 - 639                     353    54,111,149     15.45                 153,289                   83.26
640 - 659                     258    42,373,980     12.10                 164,240                   83.30
660 - 679                     151    27,457,185      7.84                 181,836                   83.95
680 - 699                      71    13,178,149      3.76                 185,608                   87.25
700 - 719                      42     7,809,995      2.23                 185,952                   81.59
720 - 739                      17     2,444,884      0.70                 143,817                   85.80
740 - 759                      21     3,544,994      1.01                 168,809                   85.31
760 or greater                 15     2,666,245      0.76                 177,750                   86.42
----------------------------------------------------------------------------------------------------------
LOANS WITH FICOS:           2,346  $350,001,248    99.91%                $149,191                  82.40%
Not Available:                  5      $322,160     0.09%                 $64,432                  65.08%
----------------------------------------------------------------------------------------------------------
 TOTAL:                     2,351  $350,323,408   100.00%                $149,010                  82.39%

* Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

             GROUP II-B OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES


 Range of                                    Percent
 Outstanding         Number   Aggregate      of         Average
 Mortgage Loan       of       Principal      Group     Principal        Weighted
 Principal           Mortgage Balance        II-B       Balance     Average Credit       Weighted Average
 Balances ($)         Loans   Outstanding    Loans   Outstanding           Score             Original LTV
----------------------------------------------------------------------------------------------------------
1 - 100,000               793 $59,381,694   16.95%      $74,882               602                  79.04%
100,001 - 200,000       1,061 150,038,426    42.83      141,412               610                   82.93
200,001 - 300,000         333  80,262,619    22.91      241,029               620                   82.55
300,001 - 400,000         143  50,567,726    14.43      353,620               627                   84.28
400,001 - 500,000          17   7,820,450     2.23      460,026               663                   83.90
500,001 - 600,000           3   1,612,493     0.46      537,498               677                   81.48
600,001 - 700,000           1     640,000     0.18      640,000               661                   80.00
----------------------------------------------------------------------------------------------------------
 TOTAL:                 2,351$350,323,408  100.00%     $149,010               615                  82.39%

                          GROUP II-B NET MORTGAGE RATES


                                                    Percent
                          Number     Aggregate      of            Average
                              of     Principal      Group       Principal       Weighted
 Range of Net           Mortgage     Balance        II-B          Balance        Average      Weighted Average
 Mortgage Rates (%)        Loans     Outstanding    Loans     Outstanding   Credit Score          Original LTV
------------------------------------------------------------------------------------------------------------
 3.500 - 3.999                 1       $220,000    0.06%       $220,000           602                 80.00
 4.000 - 4.499                11      2,988,392     0.85        271,672           672                 80.00
 4.500 - 4.999                53     10,850,323     3.10        204,723           642                 78.00
 5.000 - 5.499               203     40,511,484    11.56        199,564           646                 80.33
 5.500 - 5.999               326     54,279,466    15.49        166,501           631                 81.17
 6.000 - 6.499               551     86,892,506    24.80        157,700           624                 83.88
 6.500 - 6.999               501     71,666,296    20.46        143,046           603                 83.79
 7.000 - 7.499               345     45,096,852    12.87        130,716           594                 83.66
 7.500 - 7.999               177     19,311,498     5.51        109,105           578                 82.16
 8.000 - 8.499               113     12,508,958     3.57        110,699           573                 79.08
 8.500 - 8.999                36      3,245,786     0.93         90,161           574                 75.23
 9.000 - 9.499                23      2,001,912     0.57         87,040           556                 80.25
 9.500 - 9.999                 6        398,600     0.11         66,433           553                 62.96
 10.000 - 10.499               2        142,635     0.04         71,318           557                 84.04
 10.500 - 10.999               2        100,817     0.03         50,409           586                 70.00
 11.000 - 11.499               1        107,884     0.03        107,884           548                 85.00
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,351   $350,323,408  100.00%       $149,010           615                82.39%

                            GROUP II-B MORTGAGE RATES


                                                    Percent
                          Number     Aggregate      of            Average
                              of     Principal      Group       Principal       Weighted
 Range of               Mortgage     Balance        II-B          Balance        Average      Weighted Average
 Mortgage Rates (%)        Loans     Outstanding    Loans     Outstanding   Credit Score          Original LTV
------------------------------------------------------------------------------------------------------------
4.000 - 4.499               1     $220,000    0.06%    $220,000                 602                80.00%
4.500 - 4.999               9    2,659,192     0.76     295,466                 675                 79.62
5.000 - 5.499              46    9,012,295     2.57     195,919                 650                 76.88
5.500 - 5.999             197   40,703,623    11.62     206,617                 647                 80.88
6.000 - 6.499             300   49,297,282    14.07     164,324                 631                 80.52
6.500 - 6.999             557   90,585,994    25.86     162,632                 627                 84.19
7.000 - 7.499             459   65,269,176    18.63     142,199                 600                 83.30
7.500 - 7.999             395   51,531,656    14.71     130,460                 594                 83.58
8.000 - 8.499             173   19,174,071     5.47     110,833                 578                 82.94
8.500 - 8.999             132   14,708,773     4.20     111,430                 575                 79.61
9.000 - 9.499              43    3,713,750     1.06      86,366                 573                 76.10
9.500 - 9.999              24    2,391,221     0.68      99,634                 552                 78.64
10.000 - 10.499            10      705,040     0.20      70,504                 550                 69.05
10.500 - 10.999             2      142,635     0.04      71,318                 557                 84.04
11.000 - 11.499             2      100,817     0.03      50,409                 586                 70.00
11.500 - 11.999             1      107,884     0.03     107,884                 548                 85.00
----------------------------------------------------------------------------------------------------------
 TOTAL:                 2,351 $350,323,408  100.00%    $149,010                 615                82.39%

                    GROUP II-B ORIGINAL LOAN-TO-VALUE RATIOS

 Range of         Number    Aggregate
 Original         of        Principal     Percent of
 Loan-to-Value    Mortgage  Balance       Group II-B     Average Principal Balance     Weighted Average
 Ratios (%)        Loans    Outstanding        Loans              Outstanding              Credit Score
-----------------------------------------------------------------------------------------------------
0.01 - 50.00             72  $6,972,917          1.99%                 $96,846                   588
50.01 - 55.00            30   4,749,638           1.36                 158,321                   614
55.01 - 60.00            43   6,068,596           1.73                 141,130                   606
60.01 - 65.00            62   8,864,943           2.53                 142,983                   586
65.01 - 70.00           127  16,062,720           4.59                 126,478                   585
70.01 - 75.00           181  25,259,124           7.21                 139,553                   607
75.01 - 80.00           626  92,415,065          26.38                 147,628                   621
80.01 - 85.00           390  58,151,764          16.60                 149,107                   611
85.01 - 90.00           529  84,159,576          24.02                 159,092                   610
90.01 - 95.00           201  31,286,971           8.93                 155,657                   635
95.01 - 100.00           90  16,332,095           4.66                 181,468                   656
-----------------------------------------------------------------------------------------------------
 TOTAL:               2,351$350,323,408        100.00%                $149,010                   615


             GROUP II-B STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        Number   Aggregate                  Average        Weighted
                                 Principal      Percent     Principal      Average
                      Mortgage   Balance        of Group    Balance        Credit Score   Weighted Average
 State or Territory      Loans   Outstanding    II-B Loans  Outstanding                       Original LTV
----------------------------------------------------------------------------------------------------------
 California                191   $43,769,823      12.49%   $229,161             625                 80.12
 Michigan                  214    24,502,935        6.99    114,500             608                 79.81
 Florida                   167    23,705,181        6.77    141,947             615                 82.49
 Illinois                  121    21,429,213        6.12    177,101             617                 82.35
 Georgia                   134    19,149,269        5.47    142,905             609                 85.77
 Minnesota                  98    15,737,193        4.49    160,584             616                 82.38
 Texas                     120    14,671,243        4.19    122,260             605                 82.62
 Massachusetts              58    13,860,865        3.96    238,980             632                 79.05
 New York                   60    13,291,140        3.79    221,519             630                 81.44
 Wisconsin                 109    12,841,770        3.67    117,814             621                 83.94
 Other                   1,079   147,364,777       42.07    136,575             611                 83.28
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,351  $350,323,408     100.00%   $149,010             615                 82.39

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                             GROUP II-B LOAN PURPOSE

                      Number    Aggregate                  Average         Weighted
                          of    Principal     Percent      Principal         Average
                    Mortgage    Balance       of Group     Balance      Credit Score     Weighted Average
 Loan Purpose          Loans    Outstanding   II-B Loans   Outstanding                       Original LTV
----------------------------------------------------------------------------------------------------------
 Equity refinance        1,567  $236,782,814      67.59%   $151,106             610                81.22%
 Purchase                  650    95,065,521       27.14    146,255             627                 85.15
 Rate/Term                 134    18,475,073        5.27    137,874             618                 83.23
 refinance
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,351  $350,323,408     100.00%   $149,010             615                82.39%

                            GROUP II-B DOCUMENTATION

                       Number    Aggregate                  Average         Weighted
                           of    Principal     Percent      Principal         Average
                     Mortgage    Balance       of Group     Balance      Credit Score     Weighted Average
Documentation type      Loans    Outstanding   II-B Loans   Outstanding                       Original LTV
----------------------------------------------------------------------------------------------------------
Full Documentation       1,881  $274,938,332      78.48%   $146,166             610                84.20%
Reduced Documentation      470    75,385,076       21.52    160,394             633                 75.80
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,351  $350,323,408     100.00%   $149,010             615                82.39%


                              GROUP II-B OCCUPANCY


                       Number    Aggregate                  Average         Weighted
                           of    Principal     Percent      Principal         Average
                     Mortgage    Balance       of Group     Balance      Credit Score     Weighted Average
Occupancy type          Loans    Outstanding   II-B Loans   Outstanding                       Original LTV
----------------------------------------------------------------------------------------------------------
Non Owner Occupied         119   $11,897,821    3.40%       $99,982           644                75.84%
Primary Residence        2,216   335,601,571    95.80       151,445           614                 82.66
Second/Vacation             16     2,824,016     0.81       176,501           633                 78.10
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,351  $350,323,408  100.00%      $149,010           615                82.39%



                            GROUP II-B PROPERTY TYPE

                          Number    Aggregate                  Average          Weighted
                              of    Principal     Percent      Principal         Average
                        Mortgage    Balance       of Group     Balance      Credit Score     Weighted Average
Property  type             Loans    Outstanding   II-B Loans   Outstanding                       Original LTV
------------------------------------------------------------------------------------------------------------
Single-family detached       1,938   $277,364,771   79.17%   $143,119           613                  82.24%
Planned Unit Developments
(detached)                     154     30,808,929     8.79    200,058           617                   84.83
Two- to four- family            88     17,648,892     5.04    200,556           641                   81.47
units
Planned Unit Developments
(attached)                      46      8,842,087     2.52    192,219           626                   85.98
Condo Low-Rise (under 5
stories)                        61      9,296,888     2.65    152,408           622                   80.89
Manufactured Home               41      3,449,803     0.98     84,142           607                   76.09
Townhouse                       20      2,719,646     0.78    135,982           603                   77.89
Condo High-Rise (9
stories or more)                 1         49,974     0.01     49,974           747                   47.00
Leasehold                        2        142,419     0.04     71,210           633                   84.27
------------------------------------------------------------------------------------------------------------
 TOTAL:                      2,351   $350,323,408  100.00%   $149,010           615                   82.39

                             GROUP II-B CREDIT GRADE


                                                  Percent
                          Number   Aggregate      of          Average
                                   Principal      Group     Principal       Weighted
                        Mortgage   Balance        II-B        Balance        Average        Weighted Average
 Credit Grade              Loans   Outstanding    Loans   Outstanding   Credit Score            Original LTV
------------------------------------------------------------------------------------------------------------
A4                           898  $142,171,079   40.58%      $158,320           642                  83.35%
AX                           682   109,860,786    31.36       161,086           624                   84.40
AM                           422    57,086,728    16.30       135,277           578                   82.63
B                            211    26,636,483     7.60       126,239           556                   75.89
C                             97    10,821,606     3.09       111,563           544                   71.10
CM                            41     3,746,726     1.07        91,384           531                   61.93
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,351  $350,323,408  100.00%      $149,010           615                  82.39%

                       GROUP II-B PREPAYMENT PENALTY TERM


                                                Percent
                          Number   Aggregate         of     Average
                              of   Principal      Group     Principal         Weighted
 Prepayment Penalty     Mortgage   Balance         II-B     Balance            Average      Weighted Average
 Term                      Loans   Outstanding    Loans     Outstanding   Credit Score          Original LTV
------------------------------------------------------------------------------------------------------------
12 Months                    115   $21,637,214    6.18%      $188,150           625                  81.46%
24 Months                  1,100   166,799,786    47.61       151,636           618                   82.76
36 Months                    324    43,084,823    12.30       132,978           607                   81.98
60 Months                      2       166,119     0.05        83,060           629                   90.00
None                         804   117,491,111    33.54       146,133           613                   82.17
Other                          6     1,144,355     0.33       190,726           611                   82.71
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,351  $350,323,408  100.00%      $149,010           615                  82.39%

* Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.



                             GROUP II-B NOTE MARGINS


                                                Percent
                          Number   Aggregate         of     Average
                              of   Principal      Group     Principal         Weighted
Range of Note           Mortgage   Balance         II-B     Balance            Average      Weighted Average
Margin (%)                 Loans   Outstanding    Loans     Outstanding   Credit Score          Original LTV
------------------------------------------------------------------------------------------------------------
3.500 - 3.999                 2      $573,263    0.16%     $286,632           673                  84.17%
4.000 - 4.499                10     1,943,920     0.55      194,392           646                   77.60
4.500 - 4.999                40     9,329,615     2.66      233,240           648                   80.85
5.000 - 5.499               275    49,223,191    14.05      178,993           634                   84.13
5.500 - 5.999               215    39,757,685    11.35      184,919           623                   83.09
6.000 - 6.499               232    35,299,472    10.08      152,153           626                   81.70
6.500 - 6.999               494    78,596,719    22.44      159,103           624                   81.62
7.000 - 7.499               385    52,399,966    14.96      136,104           611                   83.55
7.500 - 7.999               303    37,654,198    10.75      124,271           597                   82.61
8.000 - 8.499               192    24,946,125     7.12      129,928           581                   82.53
8.500 - 8.999               117    13,078,857     3.73      111,785           570                   80.34
9.000 - 9.499                44     4,035,081     1.15       91,706           565                   76.50
9.500 - 9.999                30     2,463,339     0.70       82,111           566                   78.26
10.000 - 10.499               5       583,471     0.17      116,694           546                   65.10
10.500 - 10.999               5       360,037     0.10       72,007           541                   64.97
11.000 - 11.499               2        78,470     0.02       39,235           524                   58.58
----------------------------------------------------------------------------------------------------------
TOTAL:                    2,351  $350,323,408  100.00%     $149,010           615                  82.39%

                        GROUP II-B MAXIMUM MORTGAGE RATES


                                                 Percent
                         Number   Aggregate      of         Average
                                  Principal      Group     Principal     Weighted
 Range of Maximum      Mortgage   Balance        II-B       Balance      Average       Weighted Average
 Mortgage Rates (%)       Loans   Outstanding    Loans   Outstanding  Credit Score      Original LTV
--------------------------------------------------------------------------------------------------------
10.000 - 10.999               3      $925,183    0.26%     $308,394           681                82.59%
11.000 - 11.999             105    20,832,786     5.95      198,407           654                 78.99
12.000 - 12.999             636   107,061,546    30.56      168,336           635                 82.59
13.000 - 13.999             911   137,579,885    39.27      151,021           611                 82.96
14.000 - 14.999             502    63,357,189    18.09      126,210           589                 82.91
15.000 - 15.999             145    15,686,580     4.48      108,183           572                 78.91
16.000 - 16.999              40     3,921,154     1.12       98,029           575                 79.72
17.000 - 17.999               4       348,800     0.10       87,200           562                 85.59
18.000 - 18.999               3       208,701     0.06       69,567           567                 77.75
19.000 - 19.999               1       329,689     0.09      329,689           649                 95.00
22.000 - 22.999               1        71,895     0.02       71,895           554                 62.00
--------------------------------------------------------------------------------------------------------
 TOTAL:                   2,351  $350,323,408  100.00%     $149,010           615                82.39%




                        GROUP II-B MINIMUM MORTGAGE RATES


                                                 Percent
                         Number   Aggregate      of         Average
                                  Principal      Group     Principal     Weighted
 Range of Minimum      Mortgage   Balance        II-B       Balance      Average       Weighted Average
 Mortgage Rates (%)       Loans   Outstanding    Loans   Outstanding  Credit Score      Original LTV
--------------------------------------------------------------------------------------------------------
4.000 - 4.999                 4    $1,145,183    0.33%     $286,296           666                82.09%
5.000 - 5.999               184    38,282,064    10.93      208,055           646                 81.26
6.000 - 6.999               735   124,316,083    35.49      169,138           633                 82.00
7.000 - 7.999               915   127,603,761    36.42      139,458           605                 83.61
8.000 - 8.999               400    48,915,942    13.96      122,290           578                 82.39
9.000 - 9.999                95     8,575,020     2.45       90,263           572                 77.18
10.000 - 10.999              14     1,248,655     0.36       89,190           548                 69.50
11.000 - 11.999               4       236,701     0.07       59,175           561                 73.05
--------------------------------------------------------------------------------------------------------
 TOTAL:                   2,351  $350,323,408  100.00%     $149,010           615                82.39%

                      GROUP II-B NEXT RATE ADJUSTMENT DATE

                                               Percent   Average
                        Number   Aggregate     of        Principal    Weighted
                                 Principal     Group     Balance       Average
 Range of Next Rate   Mortgage   Balance       II-B      Outstanding    Credit    Weighted Average
 Adjustment Date         Loans   Outstanding   Loans                     Score        Original LTV
------------------------------------------------------------------------------------------------
April 2004                   1     $105,881     0.03%    $105,881          647           80.00%
July 2004                    1      280,861      0.08     280,861          601            85.00
February 2005                2      169,090      0.05      84,545          621            69.32
October 2005                 3      422,656      0.12     140,885          580            84.30
November 2005                3      335,912      0.10     111,971          626            79.20
December 2005               19    2,766,344      0.79     145,597          599            81.47
January 2006                81   13,411,471      3.83     165,574          618            82.42
February 2006              430   70,468,643     20.12     163,881          625            81.75
March 2006               1,208  177,404,893     50.64     146,858          613            83.28
April 2006                 203   27,921,325      7.97     137,543          605            81.43
May 2006                     1      187,000      0.05     187,000          636            85.00
July 2006                    1       60,819      0.02      60,819          746            90.00
October 2006                 2       98,250      0.03      49,125          587            73.58
November 2006                1      123,161      0.04     123,161          622            95.00
December 2006                4      372,086      0.11      93,021          627            85.25
January 2007                12    2,240,948      0.64     186,746          625            76.40
February 2007               63   11,557,233      3.30     183,448          633            81.02
March 2007                 207   28,286,088      8.07     136,648          606            81.13
April 2007                  91   11,658,792      3.33     128,119          614            81.76
May 2007                    17    2,337,250      0.67     137,485          631            76.70
December 2007                1      114,704      0.03     114,704          593            89.00
------------------------------------------------------------------------------------------------
 TOTAL:                  2,351 $350,323,408   100.00%    $149,010          615           82.39%

NET WAC CAP SCHEDULE

CLASS A-I-1 CERTIFICATES

-------------------------------------------
    MONTH      PAYMENT DATE     NET WAC
                                 RATE1
      1         5/25/2004         NA
      2         6/25/2004       5.83%
      3         7/25/2004       6.03%
      4         8/25/2004       5.83%
      5         9/25/2004       5.83%
      6        10/25/2004       6.03%
      7        11/25/2004       5.83%
      8        12/25/2004       6.03%
      9         1/25/2005       5.83%
     10         2/25/2005       5.83%
     11         3/25/2005       6.46%
     12         4/25/2005       5.84%
     13         5/25/2005       6.03%
     14         6/25/2005       5.84%
     15         7/25/2005       6.03%
     16         8/25/2005       5.84%
     17         9/25/2005       5.84%
     18        10/25/2005       6.03%
     19        11/25/2005       5.84%
     20        12/25/2005       6.03%
     21         1/25/2006       5.84%
     22         2/25/2006       5.84%
-------------------------------------------

1 Run at prepayment assumption to call.

NET WAC CAP SCHEDULE

CLASS A-II CERTIFICATES

--------------------------------------------------------------------------------
 MONTH         (%)1           (%)2          MONTH         (%)1          (%)2
--------------------------------------------------------------------------------
  1            NA             NA             35           7.78%         10.56%
  2           6.07%         7.25%            36           7.03%         10.42%
  3           6.27%         7.25%            37           7.26%         10.76%
  4           6.07%         7.25%            38           7.03%         10.66%
  5           6.07%         7.25%            39           7.26%         11.02%
  6           6.27%         7.25%            40           7.03%         10.66%
  7           6.07%         7.25%            41           7.03%         10.66%
  8           6.27%         7.25%            42           7.26%         11.93%
  9           6.07%         7.25%            43           7.03%         11.54%
 10           6.07%         7.25%            44           7.26%         12.18%
 11           6.72%         7.25%            45           7.03%         11.79%
 12           6.07%         7.25%            46           7.03%         11.79%
 13           6.27%         7.25%            47           7.51%         12.60%
 14           6.07%         7.25%            48           7.03%         12.03%
 15           6.27%         7.25%            49           7.26%         12.43%
 16           6.07%         7.25%            50           7.03%         12.27%
 17           6.07%         7.25%            51           7.26%         12.68%
 18           6.27%         7.25%            52           7.03%         12.27%
 19           6.07%         7.25%            53           7.03%         12.27%
 20           6.27%         7.25%            54           7.26%         12.68%
 21           6.07%         7.25%            55           7.03%         12.27%
 22           6.07%         7.25%            56           7.26%         12.72%
 23           6.72%         7.25%            57           7.03%         12.31%
 24           6.69%         7.98%            58           7.03%         12.31%
 25           6.91%         8.24%            59           7.78%         13.62%
 26           6.69%         7.98%            60           7.03%         12.31%
 27           6.91%         8.24%            61           7.26%         12.72%
 28           6.69%         7.98%            62           7.03%         12.31%
 29           6.69%         7.98%            63           7.26%         12.72%
 30           6.91%         9.15%            64           7.03%         12.31%
 31           6.69%         8.85%            65           7.03%         12.31%
 32           7.26%         9.86%            66           7.26%         12.72%
 33           7.03%         9.54%            67           7.03%         12.31%
 34           7.03%         9.54%            68           7.26%         12.72%

--------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.10% and 6-month LIBOR remains constant at 1.23% and run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Yield Maintenance Agreement.

BOND SUMMERY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                9.62       1.62         1.18        0.95        0.81         0.71
  Modified Duration (at par)          9.01       1.62         1.18        0.95        0.81         0.71
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      11/25/2021 08/25/2007   08/25/2006  02/25/2006  10/25/2005   07/25/2005
  Principal Payment Window
(Months)                              211         40           28          22          18           15

------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               18.85       3.79         2.60        2.00        1.63         1.37
  Modified Duration (at par)         14.79       3.57         2.49        1.93        1.58         1.33
  First Principal Payment Date     11/25/2021 08/25/2007   08/25/2006  02/25/2006  10/25/2005   07/25/2005
  Last Principal Payment Date      04/25/2024 07/25/2008   03/25/2007  07/25/2006  02/25/2006   10/25/2005
  Principal Payment Window
(Months)                               30         12           8           6           5            4

------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.74       6.13         4.03        3.00        2.39         1.98
  Modified Duration (at par)         16.10       5.48         3.73        2.82        2.27         1.89
  First Principal Payment Date     04/25/2024 07/25/2008   03/25/2007  07/25/2006  02/25/2006   10/25/2005
  Last Principal Payment Date      05/25/2029 03/25/2013   09/25/2009  04/25/2008  05/25/2007   10/25/2006
  Principal Payment Window
(Months)                               62         57           31          22          16           13

------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.33       11.42        7.27        5.00        3.85         3.10
  Modified Duration (at par)         15.54       8.84         6.10        4.41        3.48         2.85
  First Principal Payment Date     05/25/2029 03/25/2013   09/25/2009  04/25/2008  05/25/2007   10/25/2006
  Last Principal Payment Date      10/25/2031 07/25/2018   03/25/2014  09/25/2010  01/25/2009   02/25/2008
  Principal Payment Window
(Months)                               30         65           55          30          21           17

------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               27.79       15.43       11.08        8.11        6.10         4.85
  Modified Duration (at par)         14.35       10.36        8.22        6.45        5.10         4.18
  First Principal Payment Date     10/25/2031 07/25/2018   03/25/2014  09/25/2010  01/25/2009   02/25/2008
  Last Principal Payment Date      02/25/2032 11/25/2019   07/25/2015  10/25/2012  01/25/2011   11/25/2009
  Principal Payment Window
(Months)                               5          17           17          26          25           22

------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.08       7.93         7.06        6.43        5.72         5.02
  Modified Duration (at par)         10.02       6.48         5.90        5.46        4.94         4.41
  First Principal Payment Date     05/25/2007 05/25/2007   05/25/2007  05/25/2007  05/25/2007   05/25/2007
  Last Principal Payment Date      02/25/2032 11/25/2019   07/25/2015  10/25/2012  01/25/2011   11/25/2009
  Principal Payment Window
(Months)                              298         151          99          66          45           31

------------------------------------------------------------------------------------------------------------

BOND SUMMERY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)               19.62       4.64         3.19        2.43        1.95         1.63
  Modified Duration (at par)         17.03       4.46         3.11        2.39        1.93         1.62
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      01/25/2033 10/25/2015   12/25/2011  12/25/2009  08/25/2008   09/25/2007
  Principal Payment Window
(Months)                              345         138          92          68          52           41

------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)               11.61       1.54         1.20        1.00        0.86         0.77
  Modified Duration (at par)         10.73       1.54         1.20        1.00        0.87         0.77
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      02/25/2024 03/25/2007   05/25/2006  02/25/2006  10/25/2005   08/25/2005
  Principal Payment Window
(Months)                              238         35           25          22          18           16

------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)               24.72       5.92         3.99        3.00        2.41         2.01
  Modified Duration (at par)         21.25       5.71         3.90        2.96        2.39         2.00
  First Principal Payment Date     02/25/2024 03/25/2007   05/25/2006  02/25/2006  10/25/2005   08/25/2005
  Last Principal Payment Date      12/25/2032 07/25/2015   10/25/2011  10/25/2009  07/25/2008   08/25/2007
  Principal Payment Window
(Months)                              107         101          66          45          34           25

------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)               28.74       11.48        7.65        5.65        4.32         3.40
  Modified Duration (at par)         23.39       10.60        7.27        5.45        4.21         3.34
  First Principal Payment Date     12/25/2032 07/25/2015   10/25/2011  10/25/2009  07/25/2008   08/25/2007
  Last Principal Payment Date      01/25/2033 10/25/2015   12/25/2011  12/25/2009  08/25/2008   09/25/2007
  Principal Payment Window
(Months)                               2           4           3           3           2            2

------------------------------------------------------------------------------------------------------------

BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                9.62       1.62         1.18        0.95        0.81         0.71
  Modified Duration (at par)          9.01       1.62         1.18        0.95        0.81         0.71
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      11/25/2021 08/25/2007   08/25/2006  02/25/2006  10/25/2005   07/25/2005
  Principal Payment Window
(Months)                              211         40           28          22          18           15

------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               18.85       3.79         2.60        2.00        1.63         1.37
  Modified Duration (at par)         14.79       3.57         2.49        1.93        1.58         1.33
  First Principal Payment Date     11/25/2021 08/25/2007   08/25/2006  02/25/2006  10/25/2005   07/25/2005
  Last Principal Payment Date      04/25/2024 07/25/2008   03/25/2007  07/25/2006  02/25/2006   10/25/2005
  Principal Payment Window
(Months)                               30         12           8           6           5            4

------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.74       6.13         4.03        3.00        2.39         1.98
  Modified Duration (at par)         16.10       5.48         3.73        2.82        2.27         1.89
  First Principal Payment Date     04/25/2024 07/25/2008   03/25/2007  07/25/2006  02/25/2006   10/25/2005
  Last Principal Payment Date      05/25/2029 03/25/2013   09/25/2009  04/25/2008  05/25/2007   10/25/2006
  Principal Payment Window
(Months)                               62         57           31          22          16           13

------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.33       11.42        7.27        5.00        3.85         3.10
  Modified Duration (at par)         15.54       8.84         6.10        4.41        3.48         2.85
  First Principal Payment Date     05/25/2029 03/25/2013   09/25/2009  04/25/2008  05/25/2007   10/25/2006
  Last Principal Payment Date      10/25/2031 07/25/2018   03/25/2014  09/25/2010  01/25/2009   02/25/2008
  Principal Payment Window
(Months)                               30         65           55          30          21           17

------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.37       18.82       13.86       10.30        7.58         5.61
  Modified Duration (at par)         14.49       11.62        9.54        7.67        6.01         4.68
  First Principal Payment Date     10/25/2031 07/25/2018   03/25/2014  09/25/2010  01/25/2009   02/25/2008
  Last Principal Payment Date      07/25/2033 08/25/2031   05/25/2027  08/25/2022  02/25/2019   06/25/2016
  Principal Payment Window
(Months)                               22         158         159         144         122          101

------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               14.08       7.95         7.11        6.56        6.17         5.87
  Modified Duration (at par)         10.02       6.49         5.93        5.54        5.26         5.04
  First Principal Payment Date     05/25/2007 05/25/2007   05/25/2007  05/25/2007  05/25/2007   05/25/2007
  Last Principal Payment Date      05/25/2033 06/25/2031   02/25/2027  06/25/2022  11/25/2018   04/25/2016
  Principal Payment Window
(Months)                              313         290         238         182         139          108

------------------------------------------------------------------------------------------------------------

BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)               19.68       5.00         3.43        2.60        2.09         1.73
  Modified Duration (at par)         17.07       4.76         3.33        2.55        2.06         1.72
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      03/25/2034 12/25/2027   01/25/2021  08/25/2016  09/25/2013   09/25/2011
  Principal Payment Window
(Months)                              359         284         201         148         113           89

------------------------------------------------------------------------------------------------------------
CLASS A-II-B1
  Average Life (Years)               11.61       1.54         1.20        1.00        0.86         0.77
  Modified Duration (at par)         10.73       1.54         1.20        1.00        0.87         0.77
  First Principal Payment Date     05/25/2004 05/25/2004   05/25/2004  05/25/2004  05/25/2004   05/25/2004
  Last Principal Payment Date      02/25/2024 03/25/2007   05/25/2006  02/25/2006  10/25/2005   08/25/2005
  Principal Payment Window
(Months)                              238         35           25          22          18           16

------------------------------------------------------------------------------------------------------------
CLASS A-II-B2
  Average Life (Years)               24.72       5.92         3.99        3.00        2.41         2.01
  Modified Duration (at par)         21.25       5.71         3.90        2.96        2.39         2.00
  First Principal Payment Date     02/25/2024 03/25/2007   05/25/2006  02/25/2006  10/25/2005   08/25/2005
  Last Principal Payment Date      12/25/2032 07/25/2015   10/25/2011  10/25/2009  07/25/2008   08/25/2007
  Principal Payment Window
(Months)                              107         101          66          45          34           25

------------------------------------------------------------------------------------------------------------
CLASS A-II-B3
  Average Life (Years)               29.29       14.99       10.12        7.39        5.67         4.46
  Modified Duration (at par)         23.75       13.42        9.40        7.02        5.46         4.33
  First Principal Payment Date     12/25/2032 07/25/2015   10/25/2011  10/25/2009  07/25/2008   08/25/2007
  Last Principal Payment Date      03/25/2034 12/25/2027   01/25/2021  08/25/2016  09/25/2013   08/25/2011
  Principal Payment Window
(Months)                               16         150         112          83          63           49

------------------------------------------------------------------------------------------------------------
